TF3 P-2
                       SUPPLEMENT DATED JANUARY 1, 2006
                   TO THE PROSPECTUS DATED JULY 1, 2005 OF
                           FRANKLIN TAX-FREE TRUST

  (Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income
                                    Fund,
  Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income
                                    Fund,
  Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund,
                  Franklin New Jersey Tax-Free Income Fund,
 Franklin Oregon Tax-Free Income Fund, Franklin Pennsylvania Tax-Free Income
                                    Fund)

The prospectus is amended as follows:

EFFECTIVE FEBRUARY 1, 2006, THE FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND WILL BEGIN APPLYING AN INITIAL SALES CHARGE OF 2.25% TO ALL PURCHASES.

I. Footnote 2 on page 16 for the "Average Annual Total Returns" chart is replaced with the following:

 2. Figures do not reflect sales charges. The Fund implemented a Class A sales charge effective February 1, 2006, which is not reflected in the average annual total returns shown above. All Fund performance assumes reinvestment of dividends and capital gains.

II. The "Shareholder Fees - Class A" table under the column "Federal Limited-Term Fund" in the "Fees and Expenses" section on page 23 is revised as follows:

 FEES AND EXPENSES
 This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES                  (fees paid directly from your investment)
                                                                   Class A
-----------------------------------------------------------------------------
 Maximum sales charge (load) as a percentage of offering price      2.25%/1
  Load imposed on purchases .................................       2.25%/1
  Maximum deferred sales charge (load) ......................       None/2
 Redemption fee on shares sold within 7 calendar days following
 their purchase date/3 ......................................       2.00%

 1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
 2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 68).
 3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

III. The "Example" table for Class A under the column "Federal Limited-Term Fund" in the "Fees and Expenses" section on page 27 is revised as follows:

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------------------------
 If you sell your shares at the end
 of the period:
 CLASS A ................................. $338/1     $576      $833    $1,569

 1. Assumes a contingent deferred sales charge (CDSC) will not apply.

IV. The "Sales Charges - Class A" table in the "Choosing a Share Class" section on page 65 is replaced with the following:
 SALES CHARGES - CLASS A
                                 THE SALES CHARGE
                                 MAKES UP THIS % OF THE  WHICH EQUALS THIS %
 WHEN YOU INVEST THIS AMOUNT     OFFERING PRICE*         OF YOUR NET INVESTMENT*
-------------------------------------------------------------------------------
 ALL FUNDS (EXCEPT FEDERAL
 INTERMEDIATE-TERM AND FEDERAL
 LIMITED-TERM FUNDS)
 Under $100,000........................  4.25                    4.44
 $100,000 but under $250,000...........  3.50                    3.63
 $250,000 but under $500,000...........  2.50                    2.56
 $500,000 but under $1 million.........  2.00                    2.04

 FEDERAL INTERMEDIATE-TERM AND
 FEDERAL LIMITED-TERM FUNDS
 Under $100,000........................  2.25                    2.30
 $100,000 but under $250,000...........  1.75                    1.78
 $250,000 but under $500,000...........  1.25                    1.26
 $500,000 but under $1 million.........  1.00                    1.01

 *The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

V. The first two paragraphs and the headings under the "Exchanging Shares" section on page 82 are replaced with the following:

 Exchange Privilege

 You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

VI. The "Account Policies - Dealer Compensation" section on page 94 is revised to add a "Commission" table for Federal Limited-Term Fund as follows:

 FEDERAL LIMITED-TERM FUND                                    CLASS A
------------------------------------------------------------------------
 COMMISSION (%) ...........................................      --
 Investment under $100,000 ................................      2.00
 $100,000 but under $250,000 ..............................      1.50
 $250,000 but under $500,000 ..............................      1.00
 $500,000 but under $1 million ............................      0.85
 $1 million or more .......................................up to 0.75/1
 12B-1 FEE TO DEALER ......................................      0.15/1

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

VII. All other references to the Federal  Limited-Term  Fund having no initial
sales  charge  have  been  deleted,   including  the  first   paragraph  under
"Choosing a Share Class."

              Please keep this supplement for future reference.